Coopers & Lybrand                                   Coopers & Lybrand L.L.P.

                                                    a professional services firm

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: International Portfolio:

     In planning and performing our audit of the financial statements and financial highlights of Scudder Pathway Series: International Portfolio for the year ended September 30, 1997, we considered its internal control, including controls over safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and financial highlights and to comp]y with the requirements of Form N-SAR, not to provide assurance on internal control.

     The management of Scudder Pathway Series: International Portfolio is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements and financial highlights for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

     Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

     Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of any specific internal control component does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements and financial highlights being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 1997.

     This report is intended solely for the information and use of management of Scudder Pathway Series: International Portfolio and the Securities and Exchange Commission.

                                                    /s/Coopers & Lybrand L.L.P.
Boston, Massachusetts                               COOPERS & LYBRAND L.L.P.
October 30, 1997

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Coopers & Lybrand                                   Coopers & Lybrand L.L.P.

                                                    a professional services firm

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: Conservative, Balanced and Growth Portfolios:

     In planning and performing our audit of the financial statements and financial highlights of Scudder Pathway Series: International Portfolio for the year ended September 30, 1997, we considered its internal control, including controls over safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and financial highlights and to comp]y with the requirements of Form N-SAR, not to provide assurance on internal control.

     The management of Scudder Pathway Series: International Portfolio is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements and financial highlights for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

     Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

     Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of any specific internal control component does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements and financial highlights being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 1997.

     This report is intended solely for the information and use of management of Scudder Pathway Series: International Portfolio and the Securities and Exchange Commission.

                                                    /s/Coopers & Lybrand L.L.P.
Boston, Massachusetts                               COOPERS & LYBRAND L.L.P.
October 30, 1997